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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                              December 16, 2000


                               Lantronix, Inc
                               ______________
            (Exact name of registrant as specified in its charter)



          Delaware                    333-37508                33-0362767
----------------------------        --------------        -------------------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation               File Number)         Identification No.)


                            15353 Barranca Parkway
                                  Irvine, CA
                                     92618
                   (Address of Principal Executive Offices)
                                  (Zip Code)

      Registrant's telephone number, including area code: (949) 453-3990


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 2. Acquisition or Disposition of Assets

     On December 16, 2000, Lantronix, Inc. ("Lantronix") and United States Software Corporation ("US Software") announced they had entered into an Agreement and Plan of Reorganization, dated December 16, 2000, whereby Lantronix through its wholly owned subsidiary, USS Acquisition Corporation, would acquire US Software. Under the terms of this acquisition, US Software principals received $2,500,000 in cash and 653,846 shares of the Registrant's common stock. US Software shareholders may also earn up to an additional 1,625,000 shares of Lantronix common stock if US Software is able to meet certain revenue targets for the period from December 1, 2000 through June 30, 2004.

     A copy of the Agreement and Plan of Reorganization, excluding the annexes, schedules and exhibits thereto, is included herein as Exhibit 2.1 and a copy of the press release with respect to this transaction in included herein as Exhibit
99.1. Such Agreement and Plan of Reorganization and press release are incorporated by reference into this Item 2.

     The Registrant intends to file financial information relating to US Software in a subsequent Current Report on Form 8-K or Form 8-K/A on or before February 28, 2001.


Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

          The following exhibits are filed herewith:

          2.1 Agreement and Plan of Reorganization, dated December 16, 2000, among Lantronix, Inc., USS Acquisition Corporation, United States Software Corporation, and Donald Dunstan and Diane Dunstan.

          99.1 Text of Press Release, dated December 18, 2000, titled "Lantronix, Inc. to Acquire United States Software Company."

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LANTRONIX, INC.



Date: December 29, 2000               By: /s/ Steven V. Cotton
                                          ---------------------------
                                          Steven V. Cotton
                                          Chief Financial Officer

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                                 EXHIBIT INDEX
                                 -------------

          2.1 Agreement and Plan of Reorganization, dated December 16, 2000, among Lantronix, Inc., USS Acquisition Corporation, United States Software Corporation, and Donald Dunstan and Diane Dunstan.

          99.1 Text of Press Release, dated December 18, 2000, titled "Lantronix, Inc. to Acquire United States Software Company."

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